Supplement dated July 17, 2020

to the

Prospectuses dated May 1, 2020

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

On July 8, 2020, KKR & Co. Inc. (“KKR”) and Global Atlantic Financial Group Limited (“Global Atlantic”) announced a strategic transaction whereby KKR will acquire all of the outstanding shares of Global Atlantic (the “Transaction”). The Transaction is expected to close in early 2021, subject to receipt of regulatory approvals and satisfaction of other closing conditions.

Commonwealth Annuity and Life Insurance Company (“Commonwealth”) is a subsidiary of Global Atlantic. Commonwealth will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your annuity contract will NOT change as a result of the Transaction. Global Atlantic Investment Advisors, LLC (the “Adviser”) and Global Atlantic Distributors, LLC (the “Distributor”) are also indirect, wholly-owned subsidiaries of Global Atlantic.

For additional information regarding the Transaction visit Global Atlantic’s website at www.globalatlantic.com or to learn more about KKR visit their website at www.kkr.com.

This Supplement Should Be Retained for Future Reference.

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